SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 4, 2017

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On May 4, 2017, Dynegy Inc. (“Dynegy”) issued a news release announcing its first quarter 2017 financial results. A copy of Dynegy’s May 4, 2017 news release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference. Dynegy’s earnings presentation and management comments on the earnings presentation will be available on the “Investor Relations” section of Dynegy’s website (www.dynegy.com) later today. Dynegy’s management will hold an investor conference call and webcast tomorrow, May 5, 2017, at 9 a.m. ET/8 a.m. CT, to answer questions related to its first quarter 2017 financial results and related information. Participants may access the webcast from the Dynegy website.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the news release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the news release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such news release.

Non-GAAP Financial Information

In analyzing and planning for Dynegy’s business, management supplements Dynegy’s use of GAAP financial measures with non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA as performance measures, and Adjusted Free Cash Flow (“FCF”) as a liquidity measure. These non-GAAP financial measures reflect an additional way of viewing aspects of Dynegy’s business that, when viewed with its Generally Accepted Accounting Principles (“GAAP”) results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting its business. In this Form 8-K, Dynegy discusses such non-GAAP financial measures included in the news release, including definitions of such non-GAAP financial information, identification of the most directly comparable GAAP financial measures and the reasons why management believes these measures provide useful information regarding Dynegy’s financial condition, results of operations and cash flows, as applicable, and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the schedules attached to the news release.

EBITDA Measures.

“EBITDA” — is defined as earnings (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.

“Adjusted EBITDA” — is defined as EBITDA adjusted to exclude (i) gains or losses on the sale of certain assets, (ii) the impacts of mark-to-market changes on derivatives related to Dynegy’s generation portfolio, as well as warrants, (iii) the impact of impairment charges, (iv) certain other costs such as those associated with acquisitions, (v) non-cash compensation expense, and (vi) other material or unusual items.

Management believes EBITDA and Adjusted EBITDA provide meaningful representations of Dynegy’s operating performance. Management considers EBITDA as another way to measure financial performance on an ongoing basis. Adjusted EBITDA is meant to reflect the operating performance of Dynegy’s entire power generation fleet for the period presented; consequently, it excludes the impact of mark-to-market accounting, impairment charges and other items that could be considered “non-operating” or “non-core” in nature. Because EBITDA and Adjusted EBITDA are financial measures that management uses to allocate resources, determine Dynegy’s ability to fund capital expenditures, assess performance against Dynegy’s peers and evaluate overall financial performance, management believes they provide useful information for Dynegy’s investors. In addition, many analysts, fund managers and other stakeholders who communicate with Dynegy typically request its financial results in an EBITDA and Adjusted EBITDA format.

As prescribed by the SEC, when EBITDA or Adjusted EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA and Adjusted EBITDA is Net income (loss). Management does not analyze interest expense and income taxes on a segment level; therefore, the most directly comparable GAAP financial measure to EBITDA or Adjusted EBITDA when performance is discussed on a segment level is Operating income (loss).

Cash Flow Measure.

Dynegy’s non-GAAP liquidity measure may not be representative of the amount of residual cash flow that is available to Dynegy for discretionary expenditures, since it may not include deductions for mandatory debt service requirements and other non-discretionary expenditures. Management believes, however, that Dynegy’s non-GAAP liquidity measure is useful to investors and Dynegy as a liquidity measure because it measures the cash generating ability of Dynegy’s operating assets. Dynegy measures Adjusted FCF on a consolidated basis.

“Adjusted Free Cash Flow” — is defined as cash flow from operating activities adjusted for non-discretionary maintenance and environmental capital expenditures and the cash impact of acquisition-related costs. Adjusted FCF includes receipts or payments related to interest rate swaps, and excludes the impact of changes in collateral, working capital and other receipts and payments. The most directly comparable GAAP financial measure to such measure is cash flows from operating activities.

Management believes that the historical non-GAAP measures and forward-looking non-GAAP measures disclosed in Dynegy’s filings are only useful as an additional tool to help management and investors make informed decisions about Dynegy’s financial and operating performance and liquidity. Further there can be no assurance that the assumptions made in preparing forward-looking non-GAAP numbers will prove accurate, and actual results may be materially less or greater than those contained in the forward-looking non-GAAP numbers. By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures. In addition, non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. Dynegy strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

Item 7.01                                           Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	News release dated May 4, 2017, announcing results of operations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: May 4, 2017	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	News release dated May 4, 2017, announcing results of operations